EXECUTION COPY

         AMENDED AND RESTATED MASTER
LOAN AGREEMENT

     This Amended and Restated Master Loan
Agreement ("Agreement") is made as of this 30th day
 of
April, 1997

among AEGIS CONSUMER
FINANCE, INC. ("ACF"), a Delaware corporation,
AEGIS
 AUTO FINANCE, INC., a Delaware
corporation
("AAF") (AAF and ACF are sometimes
referred to hereinafter individually as a "Borrower" and collectively as the "Borrowers") and III
FINANCE LTD., a Cayman Islands company
("Lender").

           PRELIMINARY STATEMENT:

          WHEREAS, Borrowers and Lender
are party to certain "Existing Loan Agreements" (as defined herein);

          WHEREAS, Borrowers and Lender
have agreed, on the terms and conditions set forth herein, to modify certain terms of the Loan
Agreements and to amend and restate all of the terms and provisions of the Loan Agreements in this Agreement;

          NOW, THEREFORE, in
consideration of the terms and conditions contained herein, and of the loans or extension of credit previously or hereafter made to or for the benefit of Borrowers by Lender hereunder, the parties hereto agree as follows:

                  ARTICLE I

                 DEFINITIONS

          Section 1.1  General Terms.  When
used herein, the following terms shall have the following meanings:

          "AAC" shall mean Aegis Acceptance
     Corp., a Delaware corporation.

          "AAF I" shall mean Aegis Auto
     Funding Corp., a Delaware corporation.

          "AAF II" shall mean Aegis Auto
     Funding Corp. II, a Delaware corporation.

          "AAF IV" shall mean Aegis Auto
     Funding Corp. IV, a Delaware corporation.

          "ACM" shall mean Aegis Capital
     Markets, Inc., a Delaware corporation.

          "Additional Loan" shall have the
     meaning set forth in Section 2.1.

          "Affiliate" shall mean, as to any
     Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person.

          "Backup Servicer" shall have, with
     respect to any Trust, the meaning set forth in the applicable Pooling and Servicing
     Agreement. The term includes, without
     limitation, each "Backup Servicer" under and as defined in any Existing Loan Agreement.

          "Business Day" shall mean any day
     other than a Saturday, Sunday, legal holiday or other day under the laws of Bermuda, the United States, or the State of New York, on which commercial banking institutions are obligated by law or executive order to be closed.

          "Change in Control" shall mean any
     of the following: (i) the Parent ceases to be the owner, directly or indirectly, of 100% of the equity interest in, and capital stock of either Borrower; or (ii) any of Joseph
     Battiato, Angelo Appierto or Gary Peiffer shall cease to hold their current positions or cease to be otherwise actively involved in the management of either Borrower, provided, however, that should any one of the foregoing individuals (and only one) cease to hold his current office or cease to be actively involved in management of either
     Borrower and the Parent as a result of death, disability or discharge for cause, then no "Change of Control" shall be deemed to have occurred under this definition unless and until another of the foregoing individuals ceases to hold his current office or ceases to be actively involved in management as described above.

          "Collateral" shall mean all
     "Collateral" as defined in any of the Existing
     Loan Agreements and all other property and interests of property in which a security interest has been granted to Lender to secure the Obligations and shall include all Warehouse Collateral and all Pledged Stock,
     LP Units and related property pledged under any Pledge Agreement.

          "Default" shall mean any event
     which, with the passage of time or the giving of notice, or both, would constitute an Event of Default.

          "Distribution Date" shall have, with
     respect to any Trust, the meaning set forth in the applicable Pooling and Servicing
     Agreement.

          "Effective Date" shall mean the date
     on which this Agreement shall have become effective in accordance with the terms of
     Section 3.1.

          "ERISA" shall mean the Employee
     Retirement Income Security Act of 1974, as amended from time to time, together with any regulations promulgated and rulings issued thereunder from time to time.

          "Event of Default" shall mean any
     one or more of the events specified in
     Section 7.1.

          "Excess Receipts" shall have, with
     respect to any Trust, the meaning set forth in the applicable Pooling and Servicing
     Agreement.  The term includes, without
     limitation, all of the "Excess Receipts" under and as defined in any Existing Loan
     Agreement.

          "Existing AAF Loan
     Agreements" shall mean (i) those
     certain Loan and Security
     Agreements between AAF and
     Lender, dated as of June 20, 1995,
     September 25, 1995, December 20,
     1995, March 22, 1996, May 20,
     1996, June 25, 1996 and September
     12, 1996, respectively, as the same
     have been amended, restated or
     otherwise modified from time to time
     and (ii) the Old Warehouse Loan
     Agreement.

          "Existing ACF Loan
     Agreements" shall mean those certain
     Loan and Security Agreements
     between Aegis Consumer Finance,
     Inc. and Lender, dated as of August
     11, 1994, September 28, 1994,
     December 22, 1994 and March 22,
     1995, respectively, as the same have
     been amended, restated or otherwise
     modified from time to time.

          "Existing Loan Agreements"
     shall mean the Existing ACF Loan
     Agreements and the Existing AAF
     Loan Agreements.


          "Existing Loans" shall mean the
     "Loans" outstanding
     as of the date hereof
     under
      the Existing Loan
     Agreements,
     including all "Loans" evidenced by that
     certain Amended and Restated Promissory
     Note dated March 19, 1997 in the principal amount of $23,357,834.12.

          "Financing Agreements" shall mean
     all agreements, instruments and documents, including, without limitation, this
     Agreement, the Guaranty, the Note, the
     Pledge Agreements, the SPC
     Acknowledgments, the Partnership
     Acknowledgments, and all other assignments, security agreements, pledge instructions, loan agreements, notes, guarantees, certificates of title, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, notices, leases, financing statements, instruments, documents and all other written matter whether heretofore, now or hereafter executed by or on behalf of Borrowers in connection with the transactions contemplated by this Agreement.

          "Funding Date" shall mean any date
     on which an Additional Loan is made
     hereunder.

          "Global" shall mean III Global Ltd.,
     a Cayman islands company.

          "Governmental Authority" shall mean
     any nation or government, any federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guaranty" shall mean that certain
     Guaranty executed by Parent pursuant to
     which Parent guaranties all of the
     Obligations of Borrowers to Lender under this Agreement.

          "Indebtedness" of any Person shall
     mean (i) indebtedness of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations of such Person to pay the deferred purchase price of property or services (excluding trade payables payable within 30 days of delivery of goods or services), (iv) obligations of such Person as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as a capital lease, (v) obligations secured by any Lien upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, and (vi) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (i) through (v) above.

          "Indenture" shall mean that certain
     Indenture as of even date herewith relating to the Subordinated Debentures.

          "Indenture Trustee" shall mean
     Norwest Bank Minnesota, N.A., as trustee for the holders of the Subordinated
     Debentures, or any successor trustee.

          "Intercreditor Agreement" shall mean
     that certain Intercreditor dated August 13, 1996 by and among Lender, Borrowers and Greenwich Capital Financial Products, Inc., as such agreement may be superseded and restated by a new Intercreditor Agreement among such parties and the Indenture
     Trustee to be executed after the effective date hereof.

          "IRC" shall mean the Internal
     Revenue Code of 1986, as amended.

          "Lease Warehouse Facility" shall
     mean the outstanding credit facility made by Lender to AAC and Aegis Consumer
     Finance, Inc., a Delaware corporation,
     pursuant to the Loan and Security
     Agreement, dated February 28, 1994, as
     amended from time to time.

          "Loan Warehouse Facility" shall
     mean the outstanding credit facility made by Lender to AAF pursuant to the Loan and Security Agreement, dated as of March 14,
     1997 among Lender, AAF and Global.

          "Lien" shall mean any security
     interest, charge, pledge, option or lien or other encumbrance of any nature, whether arising under contract or by operation of law.

          "Loans" shall mean the Existing
     Loans and the Additional Loans.

          "LP Unit" shall mean each unit
     representing a limited partnership interest in any of the Partnerships.

          "Master Certificate Purchase
     Agreement" shall mean that certain Master
     Certificate Purchase Agreement, dated as of
     March 14, 1997 from AAF IV and the
     Parent to Finance and Global.
0
          "Master Trust Agreement" shall mean
     that certain Master Trust Agreement, dated as of March 1, 1997 between AAF IV and
     Norwest Bank Minnesota, National
     Association, as Trustee.

          "Note" shall mean (i) the amended
     and restated promissory note of Borrowers in favor of Lender substantially in the form of Exhibit A and (ii) any other note which Lender may request from Borrowers in order to evidence an Additional Loan.

          "Obligations" shall mean all of the
     payment and performance obligations and
     liabilities of Borrowers to Lender under this Agreement, the Existing Loan Agreements, the other Financing Agreements, and the other "Financing Agreements" (as such term is defined in each Existing Loan Agreement.

          "Old Warehouse Loan Agreement"
     shall mean that certain Loan and Security
     Agreement among AAF, ACM, AAC and
     Lender, dated as of November 8, 1993, as the same has been amended, restated or otherwise modified from time to time, including that certain Master Amendment to Loan and Security Agreements dated as of March 19, 1997 by and among Borrowers and Lender whereby ACF agreed to assume certain obligations of AAF thereunder and whereby each of the Borrowers agreed to certain amendments to such old agreement.

          "Parent" shall mean The Aegis
     Consumer Funding Group, Inc., a Delaware corporation formerly known as Aegis
     Holdings Corporation.

          "Partnership Acknowledgments" shall
     mean those certain Acknowledgments
     executed by each of the Partnerships as of the date hereof whereby such Partnership acknowledges the terms of this Agreement and the Pledge Agreements and agrees to comply with certain provisions hereof pertaining to such Partnership and agrees to pay directly to the Lender any and all amounts owed by such Partnership to either
     Borrower.

          "Partnership Agreement" shall mean,
     with respect to any Partnership, the
     Agreement of Limited Partnership or
     equivalent agreement for such Partnership.

          "Partnerships" shall mean the
     following partnerships, each a Delaware
     limited partnership, owned directly or
     indirectly by ACF:  Aegis Auto Receivables
     1994-A, Aegis Auto Receivables 1994-2,
     Aegis Auto Receivables 1994-3, Aegis Auto
     Receivables 1995-1.

          "Person" shall mean any individual,
     sole proprietorship, partnership, joint
     venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, provincial, county, city, municipal or otherwise, including without limitation, any instrumentality, division, agency, body or department thereof).

          "Pledge Agreements" shall mean each
     of those certain Pledge Agreements dated as of even date herewith whereby the Borrowers reaffirm and restate the pledges of the Pledged SPC Stock and the LP Units previously made under or in connection with the Existing Loan Agreements.

          "Pledged SPC Stock" shall mean all
     of the issued and outstanding stock of AAF
     I, AAF II and AAF IV.

          "Pooling and Servicing Agreement"
     shall mean, with respect to any Trust, the Pooling and Servicing Agreement executed in connection with the formation of such Trust. The term includes, without limitation, each "Pooling and Servicing Agreement" under and as defined in any Existing Loan
     Agreement.

          "Purchase Agreement"
      shall
     mean,
     with respect to any Trust, the Purchase


     Agreement

     whereby AAF sold the
     "Receivables" to an SPC or Partnership, as applicable, for re-sale to the applicable Trust.
     The term includes, without limitation, each "Purchase Agreement" under and as defined in any Existing Loan Agreement.

          "RDI Policy" shall mean one of the
     risk default policies maintained with respect to the Receivables.

          "Receivables" shall mean all
     indebtedness of an obligor evidenced by a retail installment sales contract and security agreement or similar contract, whether such contract is originated by either Borrower or purchased from a dealer by either Borrower, which indebtedness either (i) is included in the "Warehouse Collateral" under the Loan
     Warehouse Facility or (ii) has been sold by a Borrower to an SPC or Partnership and re-sold by such SPC or Partnership to a Trust.

          "Registry" shall have the meaning set
     forth in Section 8.8.

          "Report Date" shall mean the 20th
     day of each calendar month or, if such day is not a Business Day, then the next succeeding Business Day.

          "Residual Interest" shall have, with
     respect to any Trust, the meaning set forth in the applicable Pooling and Servicing
     Agreement. The term includes, without
     limitation, each "Residual Interest" under and as defined in any Existing Loan Agreement.


          "Servicer" shall
     have, with respect to
     any Trust, the
      meaning set forth in the

     applicable Pooling
      and Servicing Agreement.

          "SPC" shall mean
     any of AAF I,
     AAF II and AAF IV, each a Delaware
     corporation and
      a wholly-owned subsidiary
     of
     AAF.

          "SPC Acknowledgments"
      shall mean

     those certain

     Acknowledgments
      executed by

     each of the

     SPCs
      as of the
     date hereof
     whereby

     such SPC

     acknowledges
      the terms
     of this Agreement
     and the Pledge
     Agreements and

     agrees
      to comply with
     certain provisions hereof pertaining to the

     SPCs
      and
     agrees to pay directly to the
     Lender any and all amounts owed by such
     SPC to either Borrower.

          "Subordinated Debentures" shall
     mean AAF's $21,333,333 12% Exchangeable
     Subordinated Debentures guaranteed by the
     Parent.

          "Termination Date" shall mean the
     earlier of (i) the fourth anniversary of the date hereof and (ii) the date on which Lender terminates this Agreement pursuant to Section 7.1(A).

          "Trust" shall mean any of the grantor
     trusts established by an SPC or a Partnership pursuant to a Pooling and Servicing
     Agreement.  The term includes, without
     limitation, each "Trust" under and as defined in any Existing Loan Agreement and each Trust created under the Master Trust
     Agreement.

          "Trust Certificates" shall mean, with
     respect to any Trusts, the pass-through
     certificates issued pursuant to the applicable
     Pooling and Servicing Agreement. The term includes all such certificates purchased pursuant to the Master Certificate Purchase
     Agreement.

          "Trustee" shall mean, with respect to
     any Trust, the trustee named in the
     applicable Pooling and Servicing Agreement.

          "VSI Policy" shall mean the vendors'
     single interest physical damage insurance policy maintained with respect to the Receivables.

          "Warehouse Collateral" shall mean all
     of the "Collateral" pledged by AAF to the Lender under the Old Warehouse Loan
     Agreement.

          Section 1.2  Terms Defined in
Uniform Commercial Code. All other terms contained in this Agreement (and which are not otherwise specifically defined herein) shall have the meanings provided by the Uniform Commercial
Code as in effect from time to time in the State of New York (the "Code") to the extent the same are used or defined therein.

          Section 1.3  Accounting Terms.  All
accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles, consistently applied.

          Section 1.4  Other Terms.  Any
references herein to exhibits, sections, articles or schedules, unless otherwise specified, are references to exhibits, sections, articles or schedules of this Agreement. The words "hereof", "herein", and
"hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provisions of this Agreement. Wherever appropriate in context, terms used herein in the singular also include the plural, and vice-versa, and each masculine, feminine or neuter pronoun shall also include the other gender.

          Section 1.5 Preliminary Statement.
The Preliminary Statement is incorporated herein by this reference thereto.


                 ARTICLE II

             LOANS AND INTEREST

          Section 2.1  Loans.  (a)  Subject to
the terms and conditions contained in the Existing
Loan Agreements, Lender has previously extended to Borrowers the Existing Loans, for which Borrowers are liable on a joint and several basis, and Lender may, in its sole discretion from time to time, hereafter extend further loans ("Additional
Loans") to Borrowers on a joint and several basis.
Borrowers hereby acknowledge that Lender has no commitment to make any Additional Loans and that the provisions contained herein are for administrative convenience in the event that any such Additional Loans are made the repayment terms of which are to be governed hereby.

          (b)  The aggregate principal amount
of the Existing Loans shall be evidenced by a Note
(as described in clause (i) of the definition thereof), dated the date hereof (or, if later, as of the Effective
Date) and in the aggregate outstanding principal amount of the Existing Loans; in the event that Lender so requests, any Additional Loans may be evidenced either by a new Note or by an amendment of the existing Note to reflect the increased principal amount resulting from such Additional Loans;
provided, however, that failure to obtain any such Note or amendment shall not affect the obligations of Borrowers hereunder or under any other Note to repay any Additional Loan or any other Loan.

          (c)  Borrowers may prepay any
portion of the Loans in whole or in part; provided, however, that simultaneously with such prepayment, Borrowers shall pay all interest accrued and unpaid on the amount so prepaid through the date of prepayment.

          Section 2.2  Making the Additional
Loans. (a) No Additional Loan shall be in an aggregate amount of less than $100,000.

          (b)  If Borrowers have so requested
and Lender has so agreed to make any Additional
Loan, then, Borrowers shall deliver a written notice of borrowing to Lender in the form of Exhibit B hereto setting forth the requested amount of such Additional Loan and acknowledging that any loan advanced by Lender pursuant to such request constitutes an Additional Loan within the meaning of this Agreement.

          Section 2.3  Note.  Concurrently with
the execution hereof, Borrowers shall execute and deliver to Lender a Note to evidence the aggregate amount of all Existing Loans outstanding at this time. Such Note shall be dated the date hereof (or, if later, as of the Effective Date) and shall mature on the Termination Date. Lender is hereby authorized to endorse the amount of each Additional
Loan, each repayment or prepayment of principal of any Loan on the schedule attached to and constituting a part of such Note, which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided, that failure by Lender to make such endorsement shall not affect the obligations of Borrowers hereunder or under any Note. In lieu of endorsing such schedule, Lender is hereby authorized, at its option, to record such Loans (including Additional Loans), repayments or prepayments in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

          Section 2.4  Interest.  (a) Borrowers
hereby promise, jointly and severally, to pay to Lender interest on the unpaid principal amount of each Loan for the period commencing on the date such Loan was made until, but not including, the date such Loan shall be paid in full. All Loans shall bear interest at a rate equal to twelve percent (12%) per annum. Each interest payment shall be computed on the basis of a 360-day year for the actual number of days elapsed. Interest shall be paid, monthly in arrears on each Distribution Date for all accrued and unpaid interest on the unpaid principal of the Loans through such date. In addition, on any date of any principal prepayment hereunder pursuant to Sections 2.5 and 7.1, the Borrowers shall pay accrued and unpaid interest on the amount of such prepayment to the extent such interest is not otherwise paid pursuant to the immediately preceding sentence.

          (b) After the occurrence and during
the continuance of an Event of Default, the Loans shall bear interest at a rate equal to the rate set forth in Section 2.4(a) plus two percent (2.00%).

          (c)  Notwithstanding the foregoing,
nothing in this Agreement shall require Borrowers to pay interest at a rate exceeding the maximum rate
(the "Maximum Rate") permitted by applicable law.
If the interest rate provided for hereunder on any date would exceed the Maximum Rate, then the interest rate shall be automatically reduced to the Maximum Rate and the interest rate for any subsequent period, to the extent less than the Maximum Rate, shall be increased to equal the Maximum Rate until such time as the interest paid hereunder equals the amount which would have been paid if the interest otherwise payable hereunder had at all times been permitted under applicable law.

          Section 2.5  Repayments;
Prepayments. (a) The Loans shall be payable as follows:

          (i)  Whenever either Borrower
     receives, whether directly or indirectly, (x) a payment or distribution from or on account of any LP Units or Pledged Stock or any Excess Receipts or any other payment or other distribution from an SPC or a Partnership, then such Borrower shall immediately prepay the Loans by the amount of the payment or distribution so received.
     Such prepayments shall be applied to the Obligations as set forth in Section 2.5(b) and shall be accompanied by a payment of all interest accrued and unpaid through the date of such mandatory prepayment and allocable to the amount so prepaid.

          (ii) Whenever either Borrower,
     directly or indirectly, receives a payment or other distribution which constitutes proceeds of any Warehouse Collateral, whether upon a sale of Receivables included therein to an SPC or otherwise, then such Borrower shall immediately prepay the Loans by the amount of the payment or other distribution so received. Such prepayments shall be applied to the Obligations as set forth in Section
     2.5(b) and shall be accompanied by a
     payment of all interest accrued and unpaid through the date of such mandatory prepayment and allocable to the amount so prepaid.

          (iii) Within 15 days after unaudited
     financial statements are issued by the Parent during each of the first three quarters of its fiscal year and within 15 days after its audited year-end financial statements are issued, the Borrower shall prepay the outstanding principal balance of the Loan by the amount of "Accumulated Cash Flow" (as defined in the Indenture) less any amounts of such "Accumulated Cash Flow" which are required to be paid to Greenwich Capital
     Financial Products, Inc. or its assigns under the Intercreditor Agreement.

          (iv) The entire remaining outstanding
     principal balance of the Loans, together with any accrued and unpaid interest and any other Obligations hereunder, shall be due and payable on the Termination Date.

          (v) In addition to the foregoing, if the Lender ceases trading activities, dissolves or commences distribution of a material portion of its assets, then the Lender may demand payment of all Loans then outstanding, in which event the entire remaining outstanding principal balance of the Loans, together with any accrued and unpaid interest and any other Obligations hereunder, shall be due and payable on the ninetieth day following such written notice.

          (b)  Subject to Section 7.2(d), all
payments of any amounts due under any provision of this Agreement or any other Financing
Agreement, shall be applied in the following order:
first to payment of interest due and owing; second to the then outstanding principal balance of the Loans; and third to the remaining balance of the Obligations. If any payment becomes due on a Saturday, Sunday or any day on which Lender is legally closed for business, such payment shall be made on the next succeeding Business Day, and, in the case of a principal payment, interest on such principal payment shall be payable for such extension of time and shall be included with such payment.

          (c) Borrowers shall make each
payment hereunder and under the Note on the day when due in lawful money of the United States of America to Lender at The First National Bank of
Chicago, Chicago, Illinois, account number 52-
61333, or at such other account which Lender may hereafter designate to Borrowers in writing.

          (d)  The obligation of each Borrower
to pay the Loans and other Obligations shall be a general obligation of such Borrower, absolute and unconditional, and all such obligations shall be joint and several.


                 ARTICLE III

            CONDITIONS PRECEDENT

          Section 3.1  Conditions Precedent to
this Agreement. This Agreement is subject to the satisfaction of all of the following conditions precedent:

          (a)  Documents.  Lender shall have
received, on or before the Effective Date, this Agreement, the initial Note, the SPC
Acknowledgments, the Partnership
Acknowledgments, the Guaranty, and all other agreements, documents, financing statements and instruments described in the List of Closing
Documents
 attached hereto as Exhibit
C
 and made
a part hereof, each duly executed where appropriate, dated the
Effective Date
 where appropriate and in
form and substance reasonably satisfactory to Lender.

          (b)  Governmental and Other
Consents and Approvals. All notices to and filings with all regulatory bodies and other Persons required to be given or made, and all consents or other approvals therefrom shall have been obtained in connection with the transactions contemplated by this Agreement and the other Financing Agreements.

          (c)
Issuance of Subordinated
Debentures.  AAF shall have issued the
Subordinated Debentures and the proceeds thereof shall have been used to reduce the Existing Loans to a principal amount not greater than $34,753,667.00.

          (d)  Restructuring of Other Debt.
Greenwich Capital Financial Products, Inc., shall have consented to the issuance of the Subordinated
Debentures and the proposed terms of the new
Intercreditor Agreement.

          Section 3.2  Conditions Precedent to
Additional Loans. In the event that Lender agrees to make any Additional Loans hereunder, the obligation of Lender to make such Additional Loans shall be subject to the conditions precedent that on the Funding Date therefor (a) the following statements shall be true (and the request for any Additional Loans and the acceptance by Borrowers of the proceeds of such Additional Loan, shall constitute a representation and warranty by Borrowers that on the date of making of such Additional Loan such statements are true):

          (i)  The representations and
     warranties contained in Article IV are true and correct in all respects on and as of the date of such Additional Loan, before and after giving effect to such Additional Loan, as though made on and as of such date;

          (ii)  No event has occurred and is
     continuing, or would result from such
     Additional Loan, which constitutes a Default or an Event of Default;

          (iii)  There has been no material
     adverse change in the business operations or financial condition of Parent or Borrower since April 30, 1997;

          (iv)  No law, regulation, order,
     judgment or decree of any Governmental
     Authority shall enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, Lender's making of the requested Additional Loan;

          (v)   After giving effect to the
     requested Additional Loan, the aggregate outstanding principal amount of all Loans, loans under the Lease Warehouse Facility, Loan Warehouse Facility, principal investments in any of the Trust Certificates and any other loans, advances and other extensions of credit made or held by Lender to either Borrower and/or any of their respective Affiliates, would not exceed 25% of Lender's "net assets" as such term is defined in such Lender's Articles of Association; and

          (vi)  the Lender shall have received
     such other approvals, opinions or documents as Lender may reasonably request.


                 ARTICLE IV

       REPRESENTATIONS AND WARRANTIES

          To induce Lender to enter into this
Agreement, each Borrower hereby makes the following representations and warranties to Lender, each of which shall survive the execution and delivery of this Agreement or any other Financing
Agreement and shall be deemed remade as of the date of each Additional Loan:

          Section 4.1  Corporate Existence.
Each of the Borrowers, the Parent, each SPC and each Partnership is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has authority to conduct business and is in good standing in all other states where the nature and extent of the business transacted by it or the ownership of its assets makes such authorization necessary.

          Section 4.2  Corporate Authority; No
Conflicts. The borrowings hereunder and the execution, delivery and performance by each Borrower of this Agreement, the Note and the other
Financing Agreements (i) are within such Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate and stockholder action, (iii) do not contravene such Borrower's Certificate of Incorporation or by-laws, and (iv) do not contravene nor result in a default under, nor result in the creation of a Lien (other than the Liens in favor of Lender created pursuant to the terms of this Agreement) under, any law or any contractual restriction binding on or affecting such Borrower. No consent or approval of any holder of any indebtedness or obligation of either
Borrower, and no consent, permission, authorization, order or license of any Governmental Authority, is necessary in connection with the execution, delivery and performance of the Financing Agreements, including, without limitation, this Agreement and the Note, or any transaction contemplated hereby or thereby. The execution, delivery and performance by the Parent of the Guaranty (i) are within the Parent's corporate powers, (ii) have been duly authorized by all necessary corporate and stockholder action, (iii) do not contravene the Parent's Certificate of Incorporation or by-laws, and
(iv) do not contravene nor result in a default under, nor result in the creation of a Lien under, any law or any contractual restriction binding on or affecting the Parent. The execution, delivery and performance by each SPC of the SPC
Acknowledgements to which it is a party and the execution, delivery and performance by each Partnership of the Partnership Acknowledgments to which it is a party (i) are within such SPC's or Partnership's corporate or partnership powers, as applicable, (ii) have been duly authorized by all necessary corporate, stockholder and/or partnership or partner action, as applicable, (iii) do not contravene such SPC's Certificate of Incorporation or by-laws or such Partnership's Partnership
Agreement, and (iv) do not contravene nor result in a default under, nor result in the creation of a Lien under, any law or contractual restriction binding on or affecting such SPC or such Partnership. This
Agreement, the Note and the other Financing
Agreements to which the Borrower is a party constitute valid, binding and legal obligations of the Borrower enforceable in accordance with their terms, the Guaranty constitutes the valid, binding and legal obligation of the Parent enforceable in accordance with its terms, the SPC
Acknowledgements constitute the valid, binding and legal obligations of each SPC party thereto enforceable in accordance with their terms, and the Partnership Acknowledgements constitute the valid, binding and legal obligations of each Partnership party thereto enforceable in accordance with their terms.

          Section 4.3  Financial Condition.  The
audited consolidated and consolidating financial statements of the Parent and the Borrowers dated as of June 30, 1996, and all interim financial statements previously delivered to the Lender are complete and correct in all material respects and such financial statements have been prepared in conformity with generally accepted accounting principles and practices consistently applied and fairly present the financial condition and results of operations of the Parent and the Borrowers as of the date thereof (and for the period then ended) in conformity with such accounting principles and practices (subject, in the case of interim statements, to normal year-end adjustments). Since December
31, 1996, there has been no material adverse change in such financial condition or results of operation for the Parent or the Borrowers.

          Section 4.4  Litigation.  Except as
described on Schedule 4.4, there is no litigation, tax claim, proceeding or dispute pending or, to either
Borrower's knowledge, threatened against either
Borrower, the Parent, any SPC or any Partnership, or affecting their respective properties or assets, which, if determined adversely to such Borrower, the Parent, such SPC or such Partnership as the case may be, (a) could reasonably be expected to adversely affect (i) the execution, delivery or enforceability of this Agreement or the other
Financing Agreements, or (ii) the ability of either
Borrower to perform its obligations under this Agreement or any of the other Financing
Agreements, or (b) could reasonably be expected to have a material adverse effect on the financial condition of the Borrowers, any SPC or any Partnership.

          Section 4.5  Compliance with Laws
and Regulations. Borrowers, the Parent, each SPC and each Partnership are in compliance with all laws, orders, regulations and ordinances of all Governmental Authorities relating to their business operations and assets.

          Section 4.6  Title to Pledged Stock,
LP Units and Excess Receipts. The Borrowers have previously delivered to the Lender true, complete and accurate copies of each SPC's Certificate of Incorporation and of each Partnership's Partnership
Agreement. AAF is the legal and beneficial owner of 100% of the Pledged Stock and ACF is the legal and beneficial owner of 100% of the LP Units, in each case free and clear of any Lien except for Liens in favor of Lender securing the Obligations, Liens securing the Subordinated Debentures and any other Liens described in the Intercreditor
Agreement. Each SPC and each Partnership is the legal and beneficial holder of the Residual Interest created under any Pooling and Servicing Agreement to which it is a party, in each case free and clear of any Lien, and each SPC and/or Partnership has the unencumbered right to receive the Excess Receipts relating to such Residual Interest. Except as otherwise provided in the Pooling and Servicing
Agreements, the Partnership Agreements or in any SPC's Certificate of Incorporation, there are no restrictions upon any of the rights associated with, or the transfer of, any of the Pledged Stock or LP
Units which would interfere with the Lender's ability to exercise the Lender's rights and remedies hereunder. Neither Borrower has any obligation to make capital contributions or make any other payments to any SPC or Partnership with respect to such Borrower's interests, the non-payment of which would in any way create a right of offset from that SPC or Partnership as against distributions otherwise payable to such Borrower. The SPCs and the Partnerships (i) have conducted no business other than the transactions evidenced by and contemplated
(x) under their respective Purchase Agreements and

Pooling
 and Servicing
Agreements,
 (ii)
have
 no
properties other than the Residual
Interests
 and (iii)

have
 no Indebtedness to any third-parties (including
Affiliates) except for any Indebtedness expressly created under the above-referenced agreements.

          Section 4.7  No Defaults.  No event
has occurred and is continuing
as of the date hereof,
or
 would result from the making of
an Additional


Loan,
 which constitutes a Default or an Event of Default.
None of the Borrowers,

Parent, SPCs

or
Partnerships is
 in default under any loan or credit
agreement or any other material agreement, lease or instrument to which they are parties or by which it or any of their properties are bound other than the defaults set forth on Schedule 4.7 attached hereto.


          Section 4.8  Taxes.  Each of
the
Borrowers
 and the Parent have filed all required
federal and local tax returns and paid all material taxes due pursuant to said returns or any assessments against such Borrower or Parent, as the case may be,
except for those taxes being contested in good faith and for which adequate reserves have been provided on the books and records of such Borrower
 or
Parent, as the case may be.

          Section 4.9  Margin Stock.  None of
the proceeds of
the Loans

have been or will
 be used,
directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" within the meaning of Regulation G and Regulation X of the Board of
Governors of the Federal Reserve System.
Neither
Borrower
 is
engaged
 in the business of extending
credit for the purpose of purchasing or carrying any such margin stock and no part of the proceeds of any Loans

have been or will
 be used to purchase or
carry any such margin stock of for any other purpose that violates or is inconsistent with such Regulation G or Regulation X.

          Section 4.10  Investment Company
Act.
Neither of the Borrowers
 is
an
 "investment
company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          Section 4.11  Disclosure.  No
representation or warranty of
either Borrower

contained in this Agreement or any certificate or similar instrument required to be furnished to Lender by or on behalf of such Borrower in
connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits to state a material fact (known to such Borrower, in the case
of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading.

          Section 4.12  Chief Executive Office.

Each Borrower's
 chief executive office and principal
place of business are located at 525 Washington
Street, Jersey City, New Jersey 07310, or, from and after the date hereof, at such other location with respect to which all necessary actions under Section
5.11 hereof have been performed.

          Section 4.13  Pooling and Servicing
Agreement.
Borrowers have previously delivered to
Lender true, complete and accurate copies of each Pooling and Servicing Agreement. There are no agreements written or otherwise, which would modify or otherwise affect the rights of the SPCs and/or the Partnerships under the Pooling and Servicing Agreements. All of the representations and warranties made by either Borrower, any Partnership, any SPC or any Affiliates thereof in the aforementioned agreements are true and correct in all material respects and are hereby confirmed.

          Section 4.14  ERISA. The Borrowers
and their Affiliates are in material compliance with all provisions of ERISA, no contribution failure has occurred with respect to any "benefit plan" under ERISA, nor does any such plan have any accumulated or waived funding deficiency.


                  ARTICLE V

                  COVENANTS

          Each Borrower jointly and severally
covenants and agrees that, so long as any Obligations remain outstanding, and (even if there shall be no Obligations outstanding) so long as this Agreement remains in effect:

          Section 5.1  Reports/Financial
Information. Borrowers shall deliver to Lender:

          (a)  As soon as practicable, and in
any event within forty-five (45) days after the end of each calendar month, the consolidated balance sheet and income statement of Parent and its subsidiaries as at the end of such month, which for each month coinciding with the end of a calendar quarter shall set forth comparative figures for the related periods in the prior fiscal year, all of which shall be certified by the chief financial officer, chief accounting officer or chief executive officer of Borrower, subject to changes resulting from audit and normal year-end adjustments;

          (b) As soon as practicable, and in any
event within one-hundred-twenty (120) days after the end of each fiscal year of Parent, the consolidated balance sheet and income statement of Parent and its subsidiaries as at the end of such year, certified by independent certified public accountants of recognized national standing whose certification shall be without qualification as to the scope of audit, together with a certificate of such accounting firm stating that in the course of its regular audit of the business of the Parent and Borrower, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge of any Default or Event of Default under Sections 5.1(a),
(b), (f), 5.2(a), 5.6(a), 5.10 or 5.12 hereof which has
occurred or is continuing or, if in the opinion of such accounting firm such a Default or Event of Default under the above-referenced Sections has occurred and is continuing, a statement as to the nature thereof;

          (c)  On or before the Report Date of
each calendar month, a schedule of activity for the preceding calendar month, which sets forth (i) the aggregate outstanding principal amount of receivables held in any Trust and of the Trust
Certificates relating thereto, (ii) copies of the monthly reports distributed to holders of Trust
Certificates pursuant to the applicable Pooling and Servicing Agreement and (iii) any other pertinent information reasonably requested by Lender.

          (d)  Promptly upon receipt thereof,
copies of (i) any financial reports or other information required to be delivered by either
Borrower, any SPC or any Partnership pursuant to the terms of any Pooling and Servicing Agreement and (ii) any written reports, certifications or other material notices given to either Borrower, any SPC or any Partnership by the Trustee, Servicer or Backup
 Servicer.

          (e)  Promptly, such other financial or
portfolio information related to this Agreement or the Financing Agreements that Lender may reasonably request from time to time.

          (f)
Promptly after the sending or
filing thereof, copies of all reports that the Parent or the Borrower sends to any of its security holders, and copies of all reports and registration statements that the Parent or any subsidiary files with the Securities and Exchange Commission or any national securities exchange.



          Section 5.2  Notices.
Each Borrower

shall give prompt written notice to Lender of:

          (a)  Any litigation, including, without
limitation, adversary proceedings or contested matters brought by Parent, either Borrower or by
any other Person against Parent or
either Borrower

(or any material change in such litigation), where the amount in controversy is $100,000 or more and all litigation when the aggregate amounts in con-

troversy equal or exceed $500,000, or any other liti-

gation or proceeding which
such Borrower
 deems
material or which could materially and adversely affect the operations, financial condition or prospects of Parent and/or such Borrower, and, if requested by
Lender, deliver to Lender copies of all pleadings with respect to any such matters served on or filed by Parent or such Borrower;


          (b)  Any Event of Default or Default
and
Borrowers'
 proposed cure therefor; any such
notice shall refer to this Agreement, describe such Event of Default or Default and state that such notice is a "Notice of Default"; and

          Section 5.3  Corporate Existence.

Each Borrower
 shall maintain and preserve its
corporate existence and all rights, privileges and franchises now enjoyed, and conduct its business in accordance with the terms of, and otherwise comply with, its formation documents.
Each Borrower
 shall
cause
each SPC

and each Partnership to
 maintain
and preserve its corporate
or partnership existence

as
applicable and
 all rights, privileges and franchises
now enjoyed by
such SPC or Partnership.


          Section 5.4  Compliance with
Law
and Financing Agreements.

Each Borrower
 shall,
and shall cause
each SPC

or Partnership to,
 comply
in all material respects with all applicable laws, rules, regulations and orders. Each Borrower shall
comply promptly with any and all covenants and provisions of this Agreement, each Note and the
other Financing Agreements, and shall cause each
SPC and Partnership to
 comply promptly with any
and all covenants and provisions to be performed by such parties under the Pooling and Servicing

Agreements.



          Section 5.5  Indebtedness; Liens;
Sales of Assets. Neither Borrower shall create, incur, assume or suffer to exist any Indebtedness, nor allow any of its Subsidiaries to create, incur, assume or suffer to exist any Indebtedness, except for (i)
Indebtedness incurred under this Agreement, (ii)
Indebtedness evidenced by the Subordinated
Debentures, (iii) Indebtedness incurred under the Loan Warehouse Facility or the Lease Warehouse
Facility, (iv) Indebtedness incurred under the Master
Certificate Purchase Agreement, the Master Trust
Agreement, any Purchase Agreement or any Pooling and Servicing Agreement and (v) Indebtedness described on Schedule 5.5 hereto. Neither Borrower shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Lien upon or with respect to, any of its properties or assets, except for (x) Liens to secure the Indebtedness described in clauses (ii) through (iv) above, (y) Permitted Existing Liens and
(z) Liens incurred to evidence the sales of Receivables pursuant to any Purchase Agreement or Pooling and Servicing Agreement.



          Section 5.6  Books and Records;
Right of Inspection.  (a)
Each Borrower
 shall, and
shall cause
each SPC

and Partnership to,
 maintain
adequate books, accounts and records, and prepare all financial statements required hereunder in accordance with generally accepted accounting principles and, once per calendar year after reasonable notice, and at any time after the occurrence and during the continuance of an Event of Default, permit employees or agents of Lender at any reasonable time to inspect the properties of

Borrowers, the

SPCs

and the Partnerships and to

examine or audit each of their books, accounts and records and make copies and memoranda thereof.

          (b)
Each Borrower
 shall maintain all
records necessary for compliance with the exception to withholding for portfolio interest under Section
871(h) of the Internal Revenue Code.

          Section 5.7  Further Assurances.  (a)

Borrowers
 shall furnish to Lender such periodic,
special, or other reports and information as reasonably requested by Lender.

          (b)  From time to time,
each at
 its
own expense,
each Borrower
 will take whatever
action is reasonably requested by Lender or its legal counsel to preserve, protect or perfect the security interest in the Collateral granted pursuant to Article
VI, including, without limitation, executing UCC financing statements, endorsing notes, executing additional security documents or delivering possession of Collateral, and shall perform such acts as Lender shall reasonably deem necessary or appropriate to effectuate the purposes of this Agreement.
Each Borrower
 will appear in and
defend at
its own
 expense any action or proceeding
which may affect
such Borrower's
 title to the
Collateral, the security interest granted hereunder or

any SPC's

or Partnership's title
 to
any Excess

Receipts
and/or Residual

Interests.


          Section 5.8  Maintenance of
Insurance.  (a)
Borrowers

shall
 maintain and keep in
force in adequate amounts insurance with responsible and reputable companies or implement and maintain a reasonable program of self-insurance, and accept no self-insurance risks which are substantially greater than those historically carried by
Borrowers.


          (b)
Borrowers

shall pay or cause to
be paid all insurance premiums with respect to the RDI Policies and the VSI Policies and all charges and fees relating thereto.

          Section 5.9  Pooling and Servicing
Agreement. Without the prior written consent of Lender, Borrower shall not, and shall not permit any of its affiliates to (i) amend, modify, restate, supplement, cancel or terminate any Pooling and Servicing Agreement, (ii) waive any of its rights under any provision thereof, (iii) consent to any deviation from the terms thereof or (iv) otherwise grant any consents provided for thereunder, or default in its obligations thereunder.

          Section 5.10  Merger; Consolidation,
Etc. Neither Borrower shall, nor permit any SPC or Partnership to, liquidate, dissolve, merge into or consolidate with another entity; or sell, lease or otherwise dispose of all or a substantial portion of its business or assets, except for sales of Receivables to various Trusts as contemplated under the Master
Trust Agreement. Neither Borrower shall permit any SPC or Partnership to engage in any business other than the holding of the Residual Interests, nor to acquire any other assets nor incur any Indebtedness not expressly permitted under Section
4.6 hereof.

          Section 5.11  Change of Principal
Office. Neither Borrower shall (a) change the location of its chief executive office and principal place of business from Newport Tower, 525
Washington Street, Jersey City, New Jersey 07310 or (b) change its name, identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become seriously misleading, unless such Borrower shall have given Lender at least 30 days prior written notice thereof and prior to effecting any such change, taken such steps as Lender may deem necessary or desirable to continue the perfection and priority of the Liens in favor of Lender granted in connection herewith.

          Section 5.12  Net Worth.  The sum of
the Parent's consolidated total assets minus the Parent's consolidated total liabilities (each determined in conformity with generally accepted accounting principles, consistently applied and without duplication) shall not be less than the greater of (i)$10,000,000 and (ii) ten percent (10%) of the Parent's consolidated assets (without duplication) on any subsequent date; provided, however that for purposes of this Section, any Collateral shall constitute an asset of its applicable owner, and any assets which have been sold by any Person in a non-recourse sale to an unaffiliated third party in a securitization transaction shall not constitute assets of any such Person.



          Section 5.13  Actions with Respect to
Receivables. Neither Borrower shall, without the prior written consent of each Lender:

          (a) Compromise, extend, release or
adjust payments on any Receivables included in the Collateral and not otherwise pledged under the Loan
Warehouse Facility or sold under a Purchase
Agreement, accept a conveyance of an automobile in full or partial satisfaction of any such Receivable, or release the lien noted on any title to any automobile securing any Receivable except upon full payment thereof; provided, that the Borrowers may, consistent with AAF's present business practices and subject to the rights of the Lender from and after an Event of Default, compromise, extend, release or adjust payments on, or otherwise accept a conveyance of an automobile in respect of a past-due Receivable in an effort to maximize the collectibility thereof;

          (b)  Transfer, sell or assign any
Receivable to any Person except to a Dealer as permitted pursuant to a Dealer Agreement or to an SPC under a Purchase Agreement, or deliver or permit delivery of any original contract or title to any Person other than a Lender or the servicer for such Receivable prior to the repayment in full of the Receivable which is secured by the lien noted on the relevant title except that the Borrower shall be allowed to effect such delivery as may be necessary to consummate a sale of Receivables under any Purchase Agreement.



                 ARTICLE VI

                 COLLATERAL

          Section 6.1  Security Interest.  To
secure the prompt and complete payment,
observance and performance of all of the Obligations,

each Borrower
 hereby (1) reaffirms the
grant of a security interest in the Collateral made under the Existing Loan
Agreements, (2)

hereby
pledges
 and grants to Lender a security interest in and assignment of all of Borrower's rights, title and interest in and to the Collateral so described, whether now owned or existing or hereafter arising or acquired and wheresoever located and whether the same comprise accounts, instruments, securities, chattel paper or general intangibles. Without limiting the foregoing, the Borrowers hereby reaffirm the grant of security contained in the Old
Warehouse Loan Agreement and agree to comply with all covenants contained in Sections 6.4 and 6.5 thereof with respect to such Collateral to the extent the same were incorporated into the Existing Loan
Agreements by virtue of the Master Amendment to Loan and Security Agreements dated as of March
19, 1997.

          Section 6.2  Release of Security
Interest. Notwithstanding the foregoing Section 6.1, upon the sale of any Receivables to AAF IV pursuant to or in connection with a Purchase
Agreement and upon prepayment of the Loans in accordance with Section 2.5 hereof, the Lender's lien on the Receivables so sold shall be automatically released from the security interest granted to the Lender under Section 6.1 hereof.


                 ARTICLE VII

              DEFAULT; REMEDIES

          Section 7.1  Events of Default.  Upon
the occurrence of any of the following events (each an "Event of Default"):

          (a)  Either Borrower fails to make
any payment of principal of or interest on any Note, or payment of any other Obligation due hereunder, under each Note or under any other Financing
Agreement on or before the date such payment is due;

          (b) Any breach by either Borrower in
the due observance or performance of any covenant set forth in Sections 5.1 to 5.3, 5.5, 5.6, 5.8 to 5.13, and such breach continues unremedied for ten (10)
Business Days after any officer of such Borrower obtains knowledge thereof;

          (c)  Any breach by either Borrower of
any covenant, other than those covenants enumerated in Section 7.1 (a) or (b) of this Agreement, which remains unremedied for thirty
(30) days after the earlier of (i) an officer of such Borrower obtaining knowledge thereof or (ii) notice thereof having been made to such Borrower;

          (d)  Any representation or warranty
made by either Borrower under this Agreement or by either Borrower or Parent under any other
Financing Agreement or in any certificate, report, financial statement or other agreement, instrument or document furnished in connection with this Agreement or any other Financing Agreement shall prove to have been false or misleading in any material respect when made;

          (e)  Default in, or breach of, any
provision of the SPC Acknowledgments or the Partnership Acknowledgments by any SPC or Partnership;

          (f) Any representation or warranty
made by either Borrower, any SPC, any Partnership or any Affiliates in any Purchase Agreement or Pooling and Servicing Agreement or in any certificate or report a copy of which is delivered to Lender pursuant to this Agreement shall prove to have been false or misleading in any material respect when made;

          (g) The occurrence of a default,
breach or failure of condition by either Borrower, any guarantor of the Obligations or Parent under any other Financing Agreement which (unless such default otherwise constitutes an Event of Default pursuant to the other provisions of this Section 7.1) is not remedied within the applicable cure period contained therein, if any;

          (h)  Any default by either Borrower,
any guarantor of the Obligations or the Parent after any applicable notice and cure period, shall occur under any Indebtedness with respect to which such Borrower or Parent, as applicable, is a party as borrower or guarantor, provided, that any such default by Parent described in this subsection
7.01(h) shall not constitute an Event of Default unless the aggregate Indebtedness owed under such agreement is greater than or equal to $100,000;

          (i)  Any of the Borrowers, the Parent,
the SPCs, the Partnerships and any guarantor of the Obligations shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors;

          (j)  Either Borrower, the Parent, any
SPC, any Partnership or any guarantor of the Obligations shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of it, or of all or a substantial part of its assets, (ii) file a voluntary petition in bankruptcy, (iii) file a petition or answer seeking reorganization or an arrangement with creditors, or to take advantage of any applicable liquidation, conservatorship bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization or similar laws affecting the rights of creditors generally, (iv) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or (v) take corporate action for the purpose of effecting any of the foregoing;

          (k)  An involuntary petition or
complaint shall be filed against either Borrower, the Parent, any SPC, any Partnership or any guarantor of the Obligations seeking bankruptcy or reorganization of such Person or the appointment of a receiver, custodian, trustee, intervenor or liquidator of such Person, or all or substantially all of its assets, and such petition or complaint shall not have been dismissed within sixty (60) days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of such Person or appointing a receiver, custodian, trustee, intervenor or liquidator of such Person, or of all or substantially all of its assets;

          (l)  Any final judgment or order for
the payment of money in excess of $100,000 shall be rendered against either Borrower, the Parent, any SPC or any Partnership, and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) the same remains undischarged or unpaid for a period of sixty (60) days, during which period the execution of such judgment is not effectively stayed;

          (m) (i) Any of the Financing
Agreements, or any Lien or priority claim granted thereunder shall terminate, cease to be effective or cease to be the legal, valid, binding and enforceable obligation of the Borrowers, the Parent, the SPCs, the Partnerships or any guarantor of the Obligations;
(ii) either Borrower or any of their respective
Affiliates, shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability (it being understood that Borrowers may, in good faith, question the accuracy of any mathematical calculation of an amount owed hereunder); or (iii) any Lien or priority claim securing the Obligations shall cease to be
effective
and, except as otherwise permitted under the applicable Financing Agreements, of first priority;

          (n)  Any Person shall levy on, seize
or attach all or any material portion of the assets of either Borrower, the Parent, any SPC or any Partnership or any guarantor of the Obligations and within thirty (30) days thereafter such person shall not have dissolved such levy or attachment, as the case may be, and, if applicable, regained possession of such seized assets;

          (o)  the occurrence of a Change in
Control;

          (p)  any RDI Policy or VSI Policy
shall cease to be in full force and effect, unless replaced by a substitute RDI Policy or VSI Policy acceptable to the Lenders;

          (r)  an "Event of Backup Servicing
Default" shall have occurred and been continuing under any Pooling and Servicing Agreement; or

          (s)  this Agreement, any Note or any
other Financing Agreement shall for any reason cease to be in full force and effect, or be declared null and void or unenforceable in whole or in part as the result of any action initiated by any Person other than Lender;

then, and in every such event and at any time thereafter during the continuance of such event, Lender may, at the same or different times, take one or more of the following actions:

          (A)  By notice to Borrowers (which
     may be telephonic notice confirmed in
     writing) declare Lender's obligation to make any future Loans hereunder terminated and/or declare the occurrence of the Termination Date, whereupon, in each case, such obligations shall be terminated and/or the Termination Date shall have occurred;
     and

          (B)  By notice to Borrowers,
     declare the unpaid principal amount
     and interest of the Loans and all
     other amounts payable by Borrowers
     hereunder to be forthwith due and
     payable, whereupon such amounts
     shall become forthwith due and
     payable, both as to principal and
     interest, without presentment,
     demand, protest or any other notice
     of any kind, all of which are hereby
     expressly waived, anything contained
     herein or in the Financing
     Agreements to the contrary
     notwithstanding.

          Notwithstanding the foregoing, upon
the occurrence of an Event of Default described in paragraph (j) or (k) of this Section 7.1, with respect to either Borrower, the Parent, any SPC or any Partnership, the actions described in paragraphs (A) and (B) above shall occur automatically without the requirement of giving of any notice to Borrowers.

          Section 7.2  Remedies.  (a) Lender
shall have all rights and remedies provided to Lender at law, in equity, under the Financing
Agreements and under the Uniform Commercial
Code as in effect in the State of New York (the
"Code"), all of which rights and remedies shall be cumulative, and, in addition, upon the occurrence of any Event of Default, Lender may exercise any one or more of the following rights and remedies:

          (i)  Exercise all the rights and
     remedies available to secured parties
     under the provisions of the Code.

          (ii)  Institute legal
     proceedings to foreclose upon and
     against the Lien granted by the
     Financing Agreements to recover
     judgment for the Obligations and to
     collect the same out of any of the
     Collateral or the proceeds of any sale
     thereof.

          (iii)  Without being
     responsible for loss or damage to
     such Collateral beyond the
     responsibility to use reasonable care
     with respect to the Collateral, require
     delivery to Lender of any Collateral
     then being held by either Borrower,
     sell and dispose of, or cause to be
     sold and disposed of, all or any part
     of the Collateral at one or more
     public or private sales, or other
     dispositions, at such places and times
     and on such terms and conditions and
     in such order as Lender may deem
     fit, without any previous demand or
     advertisement but with reasonable
     notification to Borrowers of any such
     sale or other disposal.  Reasonable
     notification pursuant to this
     Section 7.2(a)(iii) shall be deemed to
     be written or telephonic notice at
     least ten (10) days prior to such
     public or private sale.

          (b)  Any notice of sale or other
disposition, advertisement and other notice or demand, any right or equity of redemption and any obligation of a prospective purchaser to inquire as to the power and authority of Lender to sell or otherwise dispose of the Collateral or as to the application of the proceeds of sale or otherwise, which would otherwise be required by, or available to Borrowers under, applicable law are hereby expressly waived by Borrowers to the fullest extent permitted by such law.

          (c)  All moneys received or collected
by Lender pursuant to this Agreement from and after an Event of Default shall be applied, at Lender's discretion, first to the payment of all costs incurred in the collection of such moneys (including reasonable attorneys' fees and legal expenses). All remaining amounts shall be applied pursuant to
Section 2.5(b).  The balance, if any, of such moneys
remaining after payment in full of the Obligations

shall be remitted to
Borrowers
 or as otherwise
directed by a court of competent jurisdiction.



                ARTICLE VIII

                MISCELLANEOUS

          Section 8.1  Amendments, etc.  No
amendment or waiver of any provision of this Agreement or the Note, nor consent to any departure by either Borrower therefrom, shall be effective
unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          Section 8.2  Notices.  All notices and
other communications provided for hereunder shall be in writing (including telegraphic or facsimile transmission) and mailed by registered mail, return receipt requested, or telexed, telecopied or hand delivered, (a) as to Lender:

          III Finance Ltd.

c/o Admiral Administration, Ltd.
          Anchorage Centre, 2nd Floor
          Grand Cayman, Cayman Islands,
B.W.I.
          Telecopy: (345) 949-0705
          Confirmation: (345) 949-0704
          Attention: David Bree

     with a copy, in either case to:

          III Offshore Advisors
          250 South Australian Avenue, Suite
600
          West Palm Beach, Florida 33401
          Telecopy: (561) 655-6871
          Confirmation: (561) 655-5885
          Attention: Robert Fasulo

                         and

          James River Capital
          103 Sabot Park
          Manakin-Sabot, Virginia 23103
          Telecopy:  (804) 784-5833
          Confirmation:  (804) 784-4500
          Attention:  Kevin Brandt


(b) as to Borrower:

          Aegis Auto Finance, Inc.
          525 Washington Street, 29th Floor
          Jersey City, New Jersey, 07310
          Telecopy: (201) 418-7370
          Confirmation: (201) 418-7379
          Attention: Joseph Battiato

or (c) at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall be effective and deemed delivered only when received by the party to which it is sent; provided, however, that a telecopy transmission shall be deemed to be received when transmitted so long as the transmitting machine has provided an electronic confirmation of such transmission.

          Section 8.3  Survival of
Representations and Warranties. All representations and warranties made herein shall survive the execution, delivery and acceptance of this Agreement, each Note and the other Financing
Agreements.

          Section 8.4  No Waiver; Remedies.
No failure on the part of Lender to exercise, and no delay in exercising any right hereunder or under any Note or any other Financing Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under any Note preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          Section 8.5  Costs and Expenses.
Except as otherwise provided in the immediately subsequent sentence, each party hereto agrees to pay its own costs and expenses (including attorneys' and paralegals' fees and expenses) in connection with the execution and delivery of this Agreement, any Note and the other Financing Agreements.
Borrowers jointly and severally agree to pay (a) all costs and expenses incurred by Lender in maintaining, preserving or insuring any Collateral and (b) all costs and expenses of Lender (including reasonable attorneys' and paralegals' fees and expenses) in connection with the enforcement of this Agreement, each Note, the other Financing
Agreements and/or the Lien on any of the Collateral.
All of the costs, fees and expenses enumerated in the immediately preceding sentence shall constitute
Obligations and shall be secured by the Collateral.

          Section 8.6  Relationship; Indemnity.
(a) The relationship of each Borrower to the Lender under the Financing Agreements is, and shall at all times remain, solely that of borrower and lender;
other than as set forth in Section 7.2(a)(iii), Lender does not undertake or assume any responsibility or duty to either Borrower or to any third party with respect to the Collateral.

          (b)  Each Borrower hereby, jointly
and severally, indemnifies and agrees to hold harmless Lender and its officers, directors, employees, attorneys and agents (collectively, the "Indemnified Parties") from any and all losses, damages (whether general, punitive or otherwise), liabilities, claims, causes of action and other costs and expenses, including reasonable attorneys' fees, which any Indemnified Party may suffer or incur by or as a result of claims by third parties in any manner relating to or arising out of this Agreement or the other Financing Agreements, or any act, event or transaction related thereto, the making of Loans, the use or intended use of the proceeds of the Loans, or any of the other transactions contemplated by the Financing Agreements.

          (c)  Promptly after any Indemnified
Party is served with process in connection with the commencement of any action, such Indemnified
Party shall, if a claim against a Borrower in respect thereof is to be made pursuant to this indemnification, notify such Borrower of the commencement thereof. Each Borrower shall pay any Obligations arising under this indemnity to such Indemnified Party immediately upon demand. The duty of each Borrower to indemnify Lender shall survive the release and cancellation of this Agreement or any of the other Financing
Agreements.

          Section 8.7  Successors and Assigns;
Assignment. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that no Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender. Lender, at its sole option, shall have the right to assign this Agreement, the Note and any of its rights and interest hereunder and thereunder.

          Section 8.8    Registered Obligations.
The Loans (including each Note evidencing the
Loans) are registered obligations and the right, title and interest of Lender and its assigns (and of a Person who takes a participation in a Loan directly from Lender) in and to such Loan shall be transferrable only upon notation of such transfer in a registry (the "Registry") maintained to record the interest of Lender and its assigns (and such direct participants). A Note shall only evidence Lender's, or its assigns', right, title and interest in and to the related Loans, and in no event is any such Note to be considered a bearer instrument or obligation.
This Section 8.8 shall be construed so that the Loans are at all times maintained in "registered form" within the meaning of Section 163(f), 871(h)(2) and 881(c)(2) of the IRC and any related regulations (or any successor provisions of the IRC or such regulations). Borrower shall maintain the Registry in which Borrowers will register the Loans. No transfer by Lender or any of its assigns of (or direct participant with respect to) any of the Loans shall be permitted or effective unless and until recorded on the Registry. Any such transfer shall be made only by written application by the transferring Lender, its assigns, or participants to Borrowers stating the name of the proposed transferee. Borrowers agree that within five (5) Business Days after its receipt of such written notice, Borrowers shall, at their own expense, record such transfer on the Registry and shall, if requested by Lender or the transferee, execute new Notes to the order of Lender and/or the transferee, as applicable, in exchange for the surrendered Note or Notes. Such new Note or Notes shall be in an aggregate principal amount equal to the unpaid aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of the assignment and shall otherwise be in substantially the form of Exhibit B.

          Section 8.9    Binding Effect;
Governing Law. This Agreement constitutes the complete and final expression of the parties' agreement with respect to the matters set forth herein and supersedes all oral negotiations and prior writings in respect of such matters. This Agreement and the Note shall be governed by, and construed in accordance with, the laws and decisions of the State of New York. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          Section 8.10   WAIVER OF TRIAL
BY JURY; SUBMISSION TO JURISDICTION.
BORROWERS AND LENDER EACH HEREBY
AGREE TO WAIVE ANY RIGHT TO TRIAL BY
JURY OF ANY CLAIM, DEMAND, ACTION OR
CAUSE OF ACTION ARISING UNDER OR IN
CONNECTION WITH THIS AGREEMENT OR
ANY FINANCING AGREEMENT, WHETHER
SOUNDING IN TORT, CONTRACT OR
OTHERWISE.  EACH BORROWER HEREBY
CONSENTS TO THE JURISDICTION OF ANY
LOCAL OR FEDERAL COURT LOCATED
WITHIN THE STATE OF NEW YORK AND
WAIVES ANY OBJECTION WHICH SUCH
BORROWER MAY HAVE BASED ON
IMPROPER VENUE OR FORUM NON
CONVENIENS TO THE CONDUCT OF ANY
PROCEEDING IN ANY SUCH COURT;
NOTHING IN THIS SECTION 8.10 SHALL
AFFECT LENDER'S RIGHT TO BRING ANY
ACTION OR PROCEEDING AGAINST EITHER
BORROWER OR ITS PROPERTY IN THE
COURTS OF ANY OTHER JURISDICTION.

          Section 8.11   Term.  This Agreement
shall become effective when executed and delivered by the parties hereto and shall expire upon that date occurring on or after the Termination Date when
Lender has received indefeasible payment in full in cash of the Obligations. Notwithstanding the foregoing, Borrowers' agreement to indemnify
Lender under Section 8.6 shall survive the termination of this Agreement.

          Section 8.12   Headings.  Article and
Section headings in this Agreement are included for convenience of reference only and shall not affect any construction or interpretation of this Agreement.


          Section 8.13  Counterparts.  This
Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.

          Section 8.14  Joint and Several
Obligations. (a) All of the obligations of Borrowers under this Agreement and the other
Financing Agreements shall be joint and several.
Each Borrower hereby waives promptness, diligence and notice of acceptance of this Amendment, of any action taken or omitted in reliance hereon or of any default by the other Borrower or any Affiliates in the payment of any Obligations or in the performance of any covenants, agreements, terms, conditions under this Agreement or any other
Financing Agreement. Each Borrower expressly waives the right to require the Lender to protect, secure, perfect, insure, proceed against or exhaust any security granted by the other Borrower or any other Affiliate as security for the payment of any Obligations or to exhaust any right or take any action against such other Borrower or Affiliate or their respective properties before pursuing its remedies against the Collateral owned by such Borrower.

     (b)  The obligations of each Borrower under
this Section 8.14 shall be absolute and
unconditional, shall not be subject to any counterclaim, set-off, deduction or defense based upon any claim any other Borrower or Affiliate may have against each other or against the Lender and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected or impaired by, any thing, event, happening, matter, circumstance or condition whatsoever (whether or not the Borrowers shall have any knowledge or notice thereof or consent thereto), including, without limitation: (i) any lack of en-

forceability of any Obligation, (ii) any change of the time, manner or place of payment, or any other term, of any Obligation (including, without limitation, any renewal or extension of time for payment), (iii) any exchange, release, or non-perfection of any Collateral, (iv) any law, regulation or order of any jurisdiction affecting any term of any Obligation or Borrowers' or any Affiliates' rights with respect thereto, (v) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceedings with respect to the other Borrower or any Affiliate or any other obligor or guarantor of any Obligation and (vi) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower or a guarantor.

     (c) Any rights of subrogation of either
Borrower to the rights of Lender as against the other
Borrower or any Affiliates and any claims arising therefrom shall at all times be, in all respects subordinate and junior to all Obligations until such time that all such Obligations shall have been paid in full in cash.

          Section 8.15  Reference to and Effect
Upon Existing Loan Agreements; No Novation.
This Agreement, together with the Pledge
Agreements, amends and restates the Existing Loan
Agreements. The Borrowers and the Lender all hereby agree that, upon the effectiveness of this Agreement, the Existing Loan Agreements shall no longer be of any force or effect except to evidence the terms under which the Loans outstanding prior to the effectiveness of this Agreement were made and to the extent that any of the covenants contained therein are expressly ratified herein or in the Pledge
Agreements. To the extent that the indebtedness evidenced by any Note and this Agreement includes indebtedness previously outstanding under the
Existing Loan Agreements, this Agreement and such
Note merely restate the terms of such indebtedness, are given in substitution for and not in payment of the Existing Loan Agreements or the promissory notes issued thereunder, and are not intended to cause a novation of any such indebtedness.

   [Rest of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the parties
hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

III FINANCE LTD.


By______________________________
Name:
Title:


AEGIS AUTO FINANCE, INC.


By______________________________
Name:
Title:

AEGIS CONSUMER FINANCE, INC.


By______________________________
Name:
Title:

              TABLE OF CONTENTS


                              PAGE

                  ARTICLE I

                 DEFINITIONS

Section 1.1  General Terms.. . . . . . . . .1
Section 1.2  Terms Defined in Uniform Commercial
Code.. . . . . . . . . . . . . . . . . . . .8
Section 1.3  Accounting Terms. . . . . . . .8
Section 1.4  Other Terms.. . . . . . . . . .8
Section 1.5  Preliminary Statement.. . . . .8


                 ARTICLE II

             LOANS AND INTEREST

Section 2.1  Loans.. . . . . . . . . . . . .9
Section 2.2  Making the Additional Loans.. .9
Section 2.3  Note. . . . . . . . . . . . . .9
Section 2.4  Interest. . . . . . . . . . . 10
Section 2.5  Repayments; Prepayments.. . . 10


                 ARTICLE III

            CONDITIONS PRECEDENT

Section 3.1  Conditions Precedent to this
Agreement. . . . . . . . . . . . . . . . . 12
Section 3.2  Conditions Precedent to Additional
Loans. . . . . . . . . . . . . . . . . . . 12


                 ARTICLE IV

       REPRESENTATIONS AND WARRANTIES

Section 4.1  Corporate Existence.. . . . . 13
Section 4.2  Corporate Authority; No Conflicts.14
Section 4.3  Financial Condition.. . . . . 14
Section 4.4  Litigation. . . . . . . . . . 15
Section 4.5  Compliance with Laws and
Regulations.15 . . . . . . . . . . . . . . .
Section 4.6  Title to Pledged Stock, LP Units and
Excess
             Receipts. . . . . . . . . . . 15
Section 4.7  No Defaults.. . . . . . . . . 16
Section 4.8  Taxes.. . . . . . . . . . . . 16
Section 4.9  Margin Stock. . . . . . . . . 16
Section 4.10 Investment Company Act. . . . 16
Section 4.11 Disclosure. . . . . . . . . . 16
Section 4.12 Chief Executive Office. . . . 17
Section 4.13 Pooling and Servicing Agreement17
Section 4.14 ERISA . . . . . . . . . . . . 17

                  ARTICLE V

COVENANTS

Section 5.1  Reports/Financial Information.17
Section 5.2  Notices.. . . . . . . . . . . 18
Section 5.3  Corporate Existence.. . . . . 19
Section 5.4  Compliance with Law and Financing
Agreements.. . . . . . . . . . . . . . . . 19
Section 5.5  Indebtedness; Liens; Sales of Assets19
Section 5.6  Books and Records; Right of
Inspection.. . . . . . . . . . . . . . . . 20
Section 5.7  Further Assurances. . . . . . 20
Section 5.8  Maintenance of Insurance. . . 20
Section 5.9  Pooling and Servicing Agreement.20
Section 5.10 Merger; Consolidation, Etc. . 21
Section 5.11 Change of Principal Office. . 21
Section 5.12 Net Worth.. . . . . . . . . . 21
Section 5.13 Actions with Respect to Receivables21


                 ARTICLE VI

                 COLLATERAL

Section 6.1  Security Interest.. . . . . . 22
Section 6.2  Release of Security Interest. 22


                 ARTICLE VII

              DEFAULT; REMEDIES

Section 7.1  Events of Default.. . . . . . 23
Section 7.2  Remedies. . . . . . . . . . . 26


                ARTICLE VIII

                MISCELLANEOUS

Section 8.1  Amendments, etc.. . . . . . . 27
Section 8.2  Notices.. . . . . . . . . . . 27
Section 8.3  Survival of Representations and
Warranties.. . . . . . . . . . . . . . . . 28
Section 8.4  No Waiver; Remedies.. . . . . 28
Section 8.5  Costs and Expenses. . . . . . 28
Section 8.6  Relationship; Indemnity . . . 28
Section 8.7  Successors and Assigns; Assignment29
Section 8.8  Registered Obligations. . . . 29
Section 8.9  Binding Effect; Governing Law.30
Section 8.10 WAIVER OF TRIAL BY JURY;
SUBMISSION TO
             JURISDICTION. . . . . . . . . 30
Section 8.11 Term. . . . . . . . . . . . . 30
Section 8.12 Headings. . . . . . . . . . . 31
Section 8.13 Counterparts. . . . . . . . . 31
Section 8.14 Joint and Several Obligations.31
Section 8.15 Reference to and Effect Upon Existing
Loan
             Agreements; No Novation . . . 32